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                                                                      EXHIBIT 21

                       LIST OF SUBSIDIARIES OF REGISTRANT

                     BR Holding, Inc., a Georgia corporation

      Host Communications, Inc., a Kentucky corporation and a subsidiary of
                                BR Holding, Inc.

      NTA On-Line Connect, Inc., a Kentucky corporation and a subsidiary of
                           Host Communications, Inc.

     Host Insurance Agency, Inc., a Kentucky corporation and a subsidiary of
                            Host Communications, Inc.

 Dave Campbell Texas Enterprises, Inc., a Delaware corporation and a subsidiary of Host Communications, Inc.

 Universal Sports America, Inc., a Delaware corporation and a subsidiary of
                                BR Holding, Inc.

             USA I, Inc., a Delaware corporation and a subsidiary of
                         Universal Sports America, Inc.

       Streetball Partners, Inc., a Texas corporation and a subsidiary of
                         Universal Sports America, Inc.

Streetball Sports Ventures Partners, LP, a Texas partnership and a subsidiary of
                         Universal Sports America, Inc.

           USA Collegiate, LP, a Texas partnership and a subsidiary of
                         Universal Sports America, Inc.

        Hoop-It-Up Domestic, LP, a Texas partnership and a subsidiary of
                         Universal Sports America, Inc.

   Streetball Partners Management, LP, a Texas partnership and a subsidiary of
                         Universal Sports America, Inc.

       Street Hockey Partners, LP, a Texas partnership and a subsidiary of
                         Universal Sports America, Inc.

            AIO Ventures, LP, a Texas partnership and a subsidiary of
                         Universal Sports America, Inc.

      Spike-It-Up Venture, LP (TX), a Texas partnership and a subsidiary of
                         Universal Sports America, Inc.

   Skills Challenge Ventures, LP (TX), a Texas partnership and a subsidiary of
                         Universal Sports America, Inc.

 Hoop-It-Up International, Inc. (DE), a Delaware corporation and a subsidiary of
                         Universal Sports America, Inc.

     USA International, S.A.R.L., a corporation organized under the laws of France and a subsidiary of Universal Sports America, Inc.

   Capital Sports Properties, Inc., a Delaware corporation and a subsidiary of
                                BR Holding, Inc.

   Datasouth Computer Corporation, a Delaware corporation and a subsidiary of
                                BR Holding, Inc.

  Datasouth International Sales Corporation, a U.S. Virgin Islands corporation, and a subsidiary of Datasouth Computer Corporation

   Datasouth International, Limited, a corporation organized under the laws of England, and a subsidiary of Datasouth Computer Corporation